Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-6
File	No. 811-07753, CIK 0001019664
Rule	30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6, a unit investment trust registered under the Act, mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust; AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger American Fund, AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance Trust; The Universal Institutional Funds, Inc; This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Transamerica Series Trust (CIK: 778207) filed 9/2/2011.

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK: 0000896435 filed 8/25/2011

•	The Alger American Fund (CIK: 832566) filed 8/17/2011.

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316) filed 8/18/2011.

•	Dreyfus Variable Investment Fund (CIK: 813383) filed 8/17/2011.

•	Janus Aspen Series (CIK: 906185) filed 8/29/2011.

•	MFS® Variable Insurance Trust (CIK: 918571) filed 8/31/2011.

•	The Universal Institutional Funds, Inc. (CIK: 1011378) filed 9/8/2011.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company